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                                  EXHIBIT (23)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Heller Financial, Inc.:

     As independent public accountants, we hereby consent to the incorporation of our report dated January 26, 1995, included in this Form 10-K at page 21, into the Company's previously filed Registration Statement on Form S-3 No. 33-58716.

                                            ARTHUR ANDERSEN LLP
Chicago, Illinois
February 6, 1995